UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2013

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -- Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2013, Ramco-Gershenson Properties Trust (the "Company") announced its financial results for the three and nine months ended September 30, 2013. A copy of the Company's October 22, 2013 press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's Quarterly Financial and Operating Supplement Package is available on the Company's corporate website at www.rgpt.com. The information contained in this report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

On October 22, 2013, the Company announced its financial results for the three and nine months ended September 30, 2013. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's Quarterly Financial and Operating Supplement Package is available on the Company's corporate website at www.rgpt.com. The information contained in this report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 9.01(d) Exhibits.

(d) Exhibits

99.1 Press release of Ramco-Gershenson Properties Trust dated October 22, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST (Registrant)
October 22, 2013 (Date)	/s/ GREGORY R. ANDREWS Gregory R. Andrews Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Ramco-Gershenson Properties Trust dated October 22, 2013.